EXHIBIT 23.1


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference of (i) our report dated March 8, 1996, with respect to the consolidated financial statements and schedule of Cablevision Industries Corporation and Subsidiaries ("Cablevision") included in Cablevision's Annual Report on Form 10-K for the year ended December 31, 1995, and (ii) our reports dated July 28, 1995 with respect to the financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries and Vision Cable Division of Vision Cable Communications Inc. and Subsidiaries included in the Current Report on Form 8-K of Time Warner Inc., formerly named TW Inc. ("Time Warner") dated August 14, 1995, from the Current Report on Form 8-K of Time Warner dated November 14, 1996, in each of the following:

          1. Registration Statement No. 333-11471 on Form S-4 for Time Warner Inc. (formerly named TW Inc.)
          2. Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc. (formerly named TW Inc.)
          3. Post-Effective Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc. (formerly named TW Inc.)
          4. Post-Effective Amendment No. 3 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc. (formerly named TW Inc.)
          5. Post-Effective Amendment No. 4 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc. (formerly named TW Inc.)
          6. Post-Effective Amendment No. 5 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc. (formerly named TW Inc.)
          7. Registration Statement on Form S-8 and Post Effective Amendment No. 1 of Time Warner Inc. (formerly named TW Inc.)(Registration No. 333-14053)
          8. Registration Statement on Form S-3 (Registration No. 333-14611) of Time Warner Inc. (formerly named TW Inc.)


ERNST & YOUNG LLP
New York, New York
November 13, 1996

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